FIRST AMENDMENT TO THE

EXCHANGE AGREEMENT

BY AND AMONG

DUFF & PHELPS ACQUISITIONS, LLC

LM DUFF HOLDINGS, LLC

LOVELL MINNICK EQUITY PARTNERS LP

VESTAR CAPITAL PARTNERS IV, L.P.

VESTAR/D&P HOLDINGS LLC

and

the individual MEMBERS listed on the signature pages hereto

Dated as of October 5, 2009

THIS FIRST AMENDMENT TO THE EXCHANGE AGREEMENT (the "Amendment") is made and entered into as of October 5, 2009, by and among Duff & Phelps Acquisitions LLC ("DPA"), LM Duff Holdings, LLC and Lovell Minnick Equity Partners LP (collectively, "Lovell Minnick"), Vestar Capital Partners IV, L.P. and Vestar/D&P Holdings LLC (collectively, "Vestar"), and the other Members listed on the signature pages hereto (collectively with DPA, Lovell Minnick and Vestar, the "Amending Members").

WHEREAS, the Amending Members and certain other Members have entered into that certain Exchange Agreement, dated as of October 3, 2007 (the "Agreement"), to provide for the possible future exchange of New Class A Units for Class A Shares, on the terms and subject to the conditions set forth therein;

WHEREAS, each Member owns one or more New Class A Units and Class B Shares;

WHEREAS, in accordance with Section 2.1(a)(v) of the Agreement, the independent directors of Duff & Phelps Corporation have approved this Amendment; and

WHEREAS, in accordance with Section 3.10 of the Agreement, the Amending Members have agreed to amend the Agreement as set forth herein.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.    Amendments.

(a)    For purposes of clarification and to avoid confusion, the references to "up to thirty three and one-third percent (33 1/3%) of its vested Remaining Units" and "up to, but not exceeding, sixty-six and two-third percent (66 2/3%) of its vested Remaining Units" in Section 2.1(a)(i); and "up to twenty percent (20%) of its vested Remaining Units", "up to, but not exceeding, forty percent (40%) of its vested Remaining Units" and "up to, but not exceeding sixty percent (60%) of its vested Remaining Units" in Section 2.1(a)(ii); shall be amended hereby to replace, in each instance, the phrase "vested Remaining Units" with the phrase "Remaining Units (to the extent vested)".

(b)    Clause (x) of Section 2.1(b)(i) of the Agreement shall hereby be amended and replaced in its entirety as follows:

"(x) March 5th, May 15th, August 15th and November 15th, in each case where an Exchange Request has been timely delivered (or, if any such date is not a Business Day, the first Business Day after such date) and"

(c)    The requirements in Section 2.1 of the Agreement to deliver an Exchange Request at least 45 days in advance of Closing shall hereby be waived in respect of the first Closing Date occurring after the effectiveness of this Amendment (the "Initial Closing Date").  For the purposes of the Initial Closing Date, notice shall be deemed to be timely delivered if given at least 30 days in advance of such Initial Closing Date.

Section 2.    Reference to Agreement.  Except as amended hereby, the Agreement is reconfirmed in all respects and remains in full force and effect.

Section 3.    Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 4.    Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall, taken together, be considered one and the same agreement, it being understood that all parties need not sign the same counterpart.

Section 5.    Effectiveness.  This Amendment shall become effective as of the day and year first above written.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered, all as of the date first set forth above.

DUFF & PHELPS ACQUISITIONS, LLC

By: /s/ Noah Gottdiener
Name: Noah Gottdiener
Title: Chief Executive Officer

LM DUFF HOLDINGS, LLC

By: Lovell Minnick Equity Partners II LP, its Manager

By: Lovell Minnick Equity Advisors II LLC, its General Partner

By: Lovell Minnick Partners LLC, its Managing Member

By: /s/ Robert Belke
Name: Robert Belke
Title: Managing Director

LOVELL MINNICK EQUITY PARTNERS LP

By: Lovell Minnick Equity Advisors LLC, its General Partner

By: Lovell Minnick Partners LLC, its Managing Member

By: /s/ Robert Belke
Name: Robert Belke
Title: Managing Director

VESTAR CAPITAL PARTNERS IV, L.P.

By: Vestar Associates IV, L.P., its General Partner

By: Vestar Associates Corporation IV, its General Partner

By: /s/ Sander Levy
Name: Sander Levy
Title: Managing Director

VESTAR/D&P HOLDINGS LLC

By: /s/ Sander Levy
Name: Sander Levy
Title: Managing Director

INDIVIDUAL MEMBERS OF DUFF & PHELPS ACQUISITIONS, LLC

By: /s/ Noah Gottdiener
Name: Noah Gottdiener

By: /s/ Gerard Creagh
Name: Gerard Creagh

By: /s/ Jacob L. Silverman
Name: Jacob L. Silverman

By: /s/ Brett A. Marschke
Name: Brett A. Marschke

By: /s/ Edward S. Forman
Name: Edward S. Forman

Signature Page to Amendment to Exchange Agreement